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                                 EXHIBIT 3(a)(4)































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                                 STATE OF OHIO

                 OHIO SECRETARY OF STATE, J. KENNETH BLACKWELL

                                     626239

           It is hereby certified that the Secretary of State of Ohio has custody of the business records for

                                FRONTSTEP, INC.

       and, that said business records show the filing and recording of:

Documents(s)                                              Document No(s):
DOMESTIC/AMENDMENT TO ARTICLES                            200031402000


[SECRETARY OF STATE LOGO]

   United States of America
        State of Ohio
Office of the Secretary of State

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 8th day of November, A.D. 2000.

/s/ J. Kenneth Blackwell
Ohio Secretary of State
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                                                           -Expedite this form--
[THE SEAL OF         PRESCRIBED BY J. KENNETH BLACKWELL
THE SECRETARY
OF STATE OF OHIO]  Please obtain fee amount and mailing           [X] Yes
                   instructions from the FORMS INVENTORY   ---------------------
                   LIST (using the 3 digit form # located
                   at the bottom of this form). To obtain
                   the FORMS INVENTORY LIST or for
                   assistance, please call Customer
                   Service:
                   Central Ohio: (614)-466-3910
                   TOLL FREE: 1-877-SOS-FILE (1-877-767-3453)

                       CERTIFICATE OF AMENDMENT
                    BY SHAREHOLDERS TO ARTICLES OF

                         SYMIX SYSTEMS, INC.
--------------------------------------------------------------------------------
                             (Names of Corporation)

                                     626239
                          -----------------------------
                                (charter number)

    Daniel P. Buettin, who is the Secretary
---------------------             --------------------------
        (name)                              (title)

of the above named Ohio corporation organized for profit, does hereby certify that: (Please check the appropriate box and complete the appropriate statements.)
[X] a meeting of the shareholders was duly called and held on November 8, 2000, at which meeting a quorum the shareholders was present in person or by proxy, and that by the affirmative vote of the holders of shares entitling them to exercise 89.91% of the voting power of the corporation,

[ ] in a writing signed by all the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:

     RESOLVED, that Article FIRST of the Company's Amended Articles of
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     Incorporation, as amended, be, and it hereby is, deleted in its entirety
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     and amended to read as follows:
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     FIRST: The name of the corporation shall be Frontstep, Inc.
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IN WITNESS WHEREOF, the above named officer, acting for and on behalf of the
corporation, has hereunto subscribed    his    name on November 8, 2000
                                    ---------         ----------------
                                    (his/her)              (date)

                                       Signature:    /s/ Daniel P. Buettin
                                                 -------------------------------

                                           Title:          Secretary
                                                 -------------------------------



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